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                                                        Registration No. 2-78513

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Daily Tax Free Income Fund, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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                       Daily Tax Free Income Fund, Inc.
                  California Daily Tax Free Income Fund, Inc.
                 Connecticut Daily Tax Free Income Fund, Inc.
                      Florida Daily Municipal Income Fund
                   Georgia Daily Municipal Income Fund, Inc.
                   Michigan Daily Tax Free Income Fund, Inc.
                 New Jersey Daily Municipal Income Fund, Inc.
                   New York Daily Tax Free Income Fund, Inc.
               North Carolina Daily Municipal Income Fund, Inc.
                   Pennsylvania Daily Municipal Income Fund
                  Virginia Daily Municipal Income Fund, Inc.
                (each, a "Fund," and collectively, the "Funds")
                               600 Fifth Avenue
                           New York, New York 10020

                                                                August 21, 2000

Dear Shareholder:

  As we announced to you in July, the parent company of the Funds' manager has entered into an agreement to be acquired by CDC Asset Management, a leading French financial institution, as more fully described in the enclosed proxy statement. As a result, we are soliciting your vote for approval of certain items as described in the enclosed proxy statement. Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card or following the instructions located on your proxy card to vote via the Internet or touch-tone phone.

Q. What are the Proposals about?

  Two proposals are described in the enclosed proxy statement.

  The first proposal relates to the management agreement for each Fund. The laws governing mutual funds generally require that when an investment manager undergoes a change in ownership, the management agreement with each fund will terminate. In order for the above mentioned Funds to continue with Reich & Tang Asset Management L.P. as the investment manager, shareholders must approve the new form of agreement. The proposed new agreement is substantially the same as the current agreement. Fees will not change and no changes are planned to the portfolio managers of your Fund.

  The second proposal relates to the ratification of the selection of PricewaterhouseCoopers LLP as each Fund's independent accountants.

Q. How will the CDC transaction affect the Funds?

  The transaction is not expected to affect the daily operations of the Funds or the investment management activities of Reich & Tang Asset Management L.P. Reich & Tang Asset Management L.P. and the Funds will continue to operate autonomously, but will be part of a larger organization with the resources of CDC Asset Management. We will continue to work to meet your expectations for competitive performance and high quality customer service. The Funds' investment objectives, strategies and portfolio managers are not expected to change as a result of the transaction.

Remember--Your Vote Counts!

  Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the meeting. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.

  Now you can use the Internet or your telephone, if you want to vote electronically. Please see your proxy card for more information and the instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

  Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 1-800-221-3079.

Sincerely,

/s/ Steven W. Duff

Steven W. Duff
President

                       Daily Tax Free Income Fund, Inc.
                  California Daily Tax Free Income Fund, Inc.
                 Connecticut Daily Tax Free Income Fund, Inc.
                      Florida Daily Municipal Income Fund
                   Georgia Daily Municipal Income Fund, Inc.
                   Michigan Daily Tax Free Income Fund, Inc.
                 New Jersey Daily Municipal Income Fund, Inc.
                   New York Daily Tax Free Income Fund, Inc.
               North Carolina Daily Municipal Income Fund, Inc.
                   Pennsylvania Daily Municipal Income Fund
                  Virginia Daily Municipal Income Fund, Inc.
                (each, a "Fund," and collectively, the "Funds")
                               600 Fifth Avenue
                           New York, New York 10020
                                (212) 830-5220

                Notice of Joint Special Meeting of Shareholders
                               October 10, 2000

  A Joint Special Meeting of the shareholders of each Fund will be held at 9:00 a.m. at the offices of the Funds, 600 Fifth Avenue, New York, New York for these purposes:

    1. To approve new Investment Management Contracts with Reich & Tang Asset Management L.P. for each Fund.

    2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each Fund for its current fiscal year.

    3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

  Shareholders of record at the close of business on August 15, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                             By order of the Boards of
                                               Directors/Trustees

                                             Bernadette N. Finn
                                             Secretary of each Fund

August 21, 2000

 Please respond. Your vote is important. Please complete, sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting.

                                PROXY STATEMENT

                       Daily Tax Free Income Fund, Inc.
                  California Daily Tax Free Income Fund, Inc.
                 Connecticut Daily Tax Free Income Fund, Inc.
                      Florida Daily Municipal Income Fund
                   Georgia Daily Municipal Income Fund, Inc.
                   Michigan Daily Tax Free Income Fund, Inc.
                 New Jersey Daily Municipal Income Fund, Inc.
                   New York Daily Tax Free Income Fund, Inc.
               North Carolina Daily Municipal Income Fund, Inc.
                   Pennsylvania Daily Municipal Income Fund
                  Virginia Daily Municipal Income Fund, Inc.
                (each, a "Fund," and collectively, the "Funds")

                               600 Fifth Avenue
                           New York, New York 10020
                                (212) 830-5220

  The Trustees of Florida Daily Municipal Income Fund ("Florida") and Pennsylvania Daily Municipal Income Fund ("Pennsylvania") and the Directors of Daily Tax Free Income Fund, Inc. ("DTIF"), California Daily Tax Free Income Fund, Inc. ("California"), Connecticut Daily Tax Free Income Fund, Inc. ("Connecticut"), Georgia Daily Municipal Income Fund, Inc. ("Georgia"), Michigan Daily Tax Free Income Fund, Inc. ("Michigan"), New Jersey Daily Municipal Income Fund, Inc. ("New Jersey"), New York Daily Tax Free Income Fund, Inc. ("New York"), North Carolina Daily Municipal Income Fund, Inc. ("North Carolina") and Virginia Daily Municipal Income Fund, Inc. ("Virginia") are soliciting proxies from the shareholders of each of the Funds in connection with a Joint Special Meeting of Shareholders of each Fund (the "Meeting"). The Trustees and Directors of the Funds are referred to collectively in these materials as "Board Members". The Board of Directors and the Board of Trustees of the Funds are referred to collectively in these materials as the "Boards". The Meeting has been called to be held on October 10, 2000 at 9:00 a.m. at the offices of the Funds, 600 Fifth Avenue, New York, New York. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record on August 15, 2000 (the "Record Date") beginning on or about August 21, 2000.

  The only items of business that the Board Members expect will come before the Meeting are approval of a new Investment Management Contract for each Fund (each Fund's "New Investment Management Contract") with Reich & Tang Asset

Management L.P. (the "Manager") and ratification of PricewaterhouseCoopers LLP as independent accountants for each Fund for its current fiscal year. As explained below, the proposed New Investment Management Contract for each Fund is identical (except for its date) to the Investment Management Contract currently in effect for that Fund (each Fund's "Current Investment Management Contract").

PROPOSAL 1 APPROVAL OF NEW INVESTMENT MANAGEMENT CONTRACTS

  The reason the Board Members are proposing the New Investment Management Contract for each Fund is that the Current Investment Management Contracts will terminate when the Manager's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM"). (A federal law, the Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergo a significant change of ownership.) The Board Members have carefully considered the matter, and have concluded that it is appropriate to enter into the New Investment Management Contract for each Fund, so that the Manager can continue to manage each Fund on the same terms as are now in effect, following the acquisition of Nvest by CDC AM.

  The acquisition of Nvest by CDC AM will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). These conditions include, among others, certain government approvals of the acquisition and approval of the acquisition by vote of the unitholders of Nvest and Nvest, L.P. ("Nvest, L.P."), Nvest's advising general partner. Nvest currently expects that the acquisition will occur during the fourth calendar quarter of 2000, but the acquisition could be delayed. If the acquisition does not occur, the New Investment Management Contracts would not be needed because the automatic termination of the Current Investment Management Contracts would not occur.

  Under the Investment Company Act, a Fund cannot enter into a New Investment Management Contract unless the shareholders of that Fund vote to approve the New Investment Management Contract. The Meeting is being held to seek shareholder approval of the New Investment Management Contracts. No change in advisory fee rate is being proposed.

  Shareholders of each Fund will vote only with regard to the New Investment Management Contract for their own Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

  The Board Members recommend that the shareholders of each Fund vote to approve the New Investment Management Contract for their Fund.

 Description of the New Investment Management Contracts

  The New Investment Management Contract for each Fund is identical to the Current Investment Management Contract for that Fund, except that the date of each New Investment Management Contract will be the date that CDC AM acquires Nvest. Appendix A to this Proxy Statement sets forth information about the Current Investment Management Contracts, including the dates of the Current Investment Management Contracts and the advisory fee rates under both the New Investment Management Contracts and the Current Investment Management Contracts. Appendix B to this Proxy Statement contains the form of the Investment Management Contracts. Each Current Investment Management Contract and each New Investment Management Contract matches the form in Appendix B, except for the names of the Funds, the dates of the agreements and the fee rates. The next several paragraphs briefly summarize some important provisions of the New Investment Management Contracts, but for a complete understanding of the agreements you should read Appendices A and B.

  Each New Investment Management Contract essentially provides that the Manager, under the Board Members' general control and supervision, will manage each Fund's portfolio of securities and make decisions with respect to the purchase and sale of investments.

  Each New Investment Management Contract provides that it will continue in effect for an initial period of two years (beginning on the date CDC AM acquires Nvest). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Board Members or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Board Members who are not "interested persons," as that term is defined in the Investment Company Act, of the Fund or the Manager (these Board Members who are not "interested persons" are referred to below as the "Independent Board Members").

  Each New Investment Management Contract may be terminated without penalty by vote of the Board Members or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the Manager, or by the Manager upon sixty days' written notice to the Fund, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the acquisition of Nvest by CDC AM).

  Each New Investment Management Contract provides that the Manager will not be liable to the relevant Fund or its shareholders, except for liability arising from the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

  Pursuant to an Administrative Services Contract with each Fund, the Manager also performs clerical, accounting supervision, office service and related functions for each Fund and provides each Fund with personnel to (i) supervise the performance of accounting related services by State Street Kansas City, bookkeeping or recordkeeping agent for each of the Funds, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Funds may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations.

  The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee and the administrative services fee for purposes of shareholder and administrative services and distribution of each Fund's shares. There can be no assurance that such fees will be waived in the future.

  Distribution and Service Plan. Pursuant to Rule 12b-1 under the Investment Company Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. Each Fund's Board has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, each Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A, Thornburg, Evergreen, Victory and Chase Vista Select shares only) with Reich & Tang Distributors, Inc. (the "Distributor") as distributor of each Fund's shares. Because the acquisition of Nvest by CDC AM will be considered to result in the assignment of each Fund's Distribution and Shareholder Servicing Agreements with the Distributor, causing those agreements to terminate upon the acquisition, the Board of each Fund approved a new Distribution Agreement and a new Shareholder Servicing Agreement with Reich & Tang Distributors, Inc. for each Fund to take effect if a New Investment Management Agreement is approved by shareholders of each Fund and upon consummation of the acquisition. The new agreements would replace the current agreements with the Distributor and would be identical to those agreements, except for the dates of execution and effectiveness. These new agreements do not require the approval of each Fund's shareholders.

Basis for the Board Members' Recommendation

  At a meeting held on July 25, 2000 (or July 27, 2000, with respect to New
York), the Board Members determined to recommend that each Fund's shareholders vote to approve the New Investment Management Contract for their Fund.

  In coming to this recommendation, the Board Members considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's management contract in effect from year to year. The Board Members considered information about, among other things:

  . the Manager and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

  . the terms of the relevant investment management contracts (in this case, the New Investment Management Contracts);

  . the scope and quality of the services that the Manager has been providing to the Funds;

  . the investment performance of the Funds and of similar funds managed by other advisers;

  . the management fee rates payable to the Manager by the Funds and by other funds and client accounts managed by the Manager, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing each Fund's management fee schedule to the fee schedule for other funds managed by the Manager that have investment objectives similar to the Funds');

  . the total expense ratios of the Funds and of similar funds managed by other advisers;

  . the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Manager (see "Certain Brokerage Matters" below for more information about these matters); and

  . compensation payable by the Funds to affiliates of the Manager for other services (see Appendix D to this Proxy Statement for more information about this compensation).

  In addition to reviewing these kinds of information, which the Board Members regularly consider on an annual or more frequent basis, the Board Members gave particular consideration to matters relating to the possible effects on the Manager and the Funds of the acquisition of Nvest by CDC AM. Among other things, the Board Members considered:

  . the stated intention of Nvest and CDC AM that the Manager will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;

  . the stated intention of Nvest, CDC AM and the Manager that the acquisition not change the investment approach or process used by the Manager in managing the Funds;

  . representations of senior executives of the Manager and the portfolio managers of the Funds that they have no intention of terminating their employment with the Manager as a result of CDC AM's acquisition of Nvest, and representations of the Manager, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

  . certain actions taken by CDC AM, Nvest and the Manager to help retain and incent key personnel of Nvest and the Manager;

  . assurances from the Manager that it has no plans, as a result of or in connection with CDC AM's acquisition of Nvest, to change or discontinue existing arrangements under which it waives fees or bears expenses of certain of the Funds;

  . the general reputation and the financial resources of CDC AM and its parent organizations; and

  . the fact that affiliates of the Manager who currently provide transfer agency, distribution and shareholder services to the Funds are willing to continue to do so following the acquisition, and that the compensation rates payable by the Funds for these services are not expected to change as a result of the acquisition.

  In addition, the Board Members considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Manager's parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No changes in the current composition of the Boards are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information summarized above, the Board Members, including the Independent Board, unanimously voted to approve the New Investment Management Contract for each Fund and to recommend that each Fund's shareholders vote to approve the New Investment Management Contract for their Fund.

 Information About the Ownership of the Manager and the CDC AM/Nvest
 Transaction

  The Manager is a limited partnership which has one general partner, Reich & Tang Asset Management, Inc. (the "Manager General Partner"). Mr. Steven W. Duff is principal executive officer of the Manager's Mutual Funds Division. His principal occupation is his position with the Manager's Mutual Funds Division. The address of the Manager, the Manager General Partner and Mr. Duff is 600 Fifth Avenue, New York, New York 10020. The Manager also advises pension trusts, profit-sharing trusts and endowments. The Manager General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Manager, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest,

Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

  On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Manager and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest, including the price it will pay to those Fund directors/trustees and officers who hold or have been granted options to acquire units (see below), could be reduced if a Fund's shareholders do not approve the New Investment Management Contract for their Fund. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Manager and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by a Fund's shareholders of a New Investment Management Contract for their Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain Board Members and officers of the Funds will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Investment Management Contracts. If for some reason the transaction does not occur, the automatic termination of the Current Investment Management Contracts will not occur, and the New Investment Management Contracts will not be entered into, even if they have been approved by the Funds' shareholders.

  As a result of the acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

  Various personnel of Nvest and of its affiliates, including the Manager, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

  Certain Relationships and Interests of Fund Directors/Trustees and
Officers Steven W. Duff, a Board Member and officer of the Funds, and the following persons who are officers of the Funds are also officers or employees of the Manager or directors of the Manager General Partner: Richard De Sanctis, Molly Flewharty, Bernadette N. Finn, Roseanne Holtzer, Lesley M. Jones, Dana E. Messina and Ruben Torres (collectively, the "Manager Affiliates"). Some of the Manager Affiliates, including Mr. Duff, own partnership units in Nvest or Nvest, L.P. or have the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest, will receive the consideration provided in the Merger Agreement for the partnership units they own or have the right to acquire under options. Depending on the number of units a Manager Affiliate owns or has the right to acquire, the amount of consideration he or she receives could be substantial. Also, in connection with CDC AM's acquisition of Nvest, CDC AM will establish a retention program under which certain Manager Affiliates, including Mr. Duff, may receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Manager Affiliate must remain employed by the Manager and must agree to refrain from competing with the Manager and soliciting clients of the Manager.

 Certain Brokerage Matters

  In their consideration of the New Investment Management Contracts, the Board Members took account of the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Manager. The Manager has informed the Board Members that it does not expect to change these practices as a result of CDC AM's acquisition of Nvest. The following is a summary of these practices.

  Each Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are generally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid for such purchases and each Fund at present does not anticipate paying brokerage commissions. Should any Fund pay a brokerage commission on a particular transaction, such Fund would seek to effect the transaction at the most favorable available combination of best execution and lowest commission. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

  No portfolio transactions are executed with the Manager, or its affiliates acting as principal. In addition, each Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

  The frequency of transactions and their allocation to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of each Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

  Investment decisions for each Fund will be made independently from those for any other accounts or investment companies that may be or become managed by the Manager or its affiliates. If, however, any Fund and other investment companies or accounts managed by the Manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for each Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.

PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board Members recommend that the shareholders ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, to audit the accounts of each Fund for the fiscal year ending October 31, 2000 for DTIF, December 31, 2000 for California, January 31, 2001 for Connecticut, August 31, 2001 for Florida, May 31, 2001 for Georgia, February 28, 2001 for Michigan, October 31, 2000 for New Jersey, April 31, 2001 for New York, August 31, 2001 for North Carolina, November 30, 2000 for Pennsylvania and September 30, 2001 for Virginia. PricewaterhouseCoopers LLP performed the audit for each Fund for its most recently completed fiscal year. The accounting firm of McGladrey & Pullen LLP or its predecessors had audited the accounts of the Funds for the Funds' prior fiscal years. Effective August 13, 1999, McGladrey & Pullen LLP resigned as the Funds' independent accountants because its Investment Company Group had joined PricewaterhouseCoopers LLP. At that time, PricewaterhouseCoopers LLP was recommended to the Boards by the Audit Committees and appointed as independent accountants by the Boards. PricewaterhouseCoopers LLP does not have any direct financial interest or any material indirect financial interest in any Fund.

  A representative of PricewaterhouseCoopers LLP is not expected to be present at the shareholders' meeting. If the shareholders do not ratify the Board Members' recommendation, the Board Members will submit another proposal to the shareholders with a recommendation for independent public accountants.

 Other Information

  Principal Distributor's Address. The address of the Funds' principal distributor, Reich & Tang Distributors, Inc., is 600 Fifth Avenue, New York, New York, 10020.

  Fund Annual and Semi-Annual (for DTIF, Florida, New Jersey, North Carolina and Virginia) Reports. The Funds have previously sent their Annual Reports to their shareholders for the periods ended August 31, 1999 for Florida and North Carolina, September 30, 1999 for Virginia, October 31, 1999 for Daily Tax Free and New Jersey, November 30, 1999 for Pennsylvania, December 31, 1999 for California, January 31, 2000 for Connecticut, February 28, 2000 for Michigan, April 30, 2000 for New York and May 31, 2000 for Georgia. The Funds have previously sent their Semi-Annual Reports to their shareholders for the periods ended February 28, 2000 for Florida and North Carolina, March 31, 2000 for Virginia, April 30, 2000 for DTIF and New Jersey and May 31, 2000 for Pennsylvania. You can obtain a copy of these Reports without charge by writing to the Fund at 600 Fifth Ave, New York, New York 10020 or by calling 1-800-221-3079.

  Certain Purchases and Sales of Securities of the Manager, Nvest, Nvest, L.P. and MetLife, Inc. No Board Member had any purchases or sales of any securities of the Manager, Nvest, Nvest, L.P., or MetLife, Inc. since the beginning of the Funds' most recently completed fiscal year, except purchases or sales that represented one percent or less of the outstanding securities of any class of those companies.


  Outstanding Shares and Significant Shareholders. Appendix E to this Proxy Statement lists for each Fund the total number of shares outstanding as of July 31, 2000. It also identifies holders of more than 5% of each Fund, and contains information about the shareholdings in the Funds of the Board Members and the executive officers of the Funds. Only shareholders of record at the close of business on August 15, 2000 are entitled to vote at the Meeting.

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Manager or of Nvest and its affiliated companies. In addition, D. F. King & Co., Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $16,500.

  Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Manager, Nvest and/or CDC AM. None of these costs will be borne by the Funds.

  Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposals. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card,
(2) through use of the internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the relevant Fund, (ii) by properly executing a later-dated proxy (by the methods of voting described above), or
(iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). One-third of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

  Required Vote. The vote required to approve the New Investment Management Contract is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Board Members will consider what other actions to take in the best interests of the Funds. For each Fund, the vote required to ratify the selection of PricewaterhouseCoopers LLP as independent accountants is a majority of the shares of that Fund present at the Meeting in person or by proxy.

  Adjournments; Other Business. If, with respect to a Fund, a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval.

  The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Investment Management Contracts and ratification of the selection of independent accountants. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

  Shareholder Proposals at Future Meetings. The Funds do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of a Fund must be received by the Fund in writing a reasonable amount of time before such Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                     Appendix A

                                                      Description
                                                       of Board
                                                        Member
                                                        Action
                                                       Regarding
                                                        Current        Date of Last
                                                      Investment        Submission
                                                      Management        of Current
                                                       Contract         Investment
                                           Date of       Since     Management Contract
                                           Current     Beginning     for Shareholder
                             Advisory     Investment   of Fund's   Approval and Reason
                             Fee Rate     Management  Last Fiscal          for
Name of Fund                 Schedule      Contract      Year           Submission
------------             ---------------- ---------- ------------- --------------------
Daily Tax Free Income    .325% average    August 30, Continuance   March 1, 1996*
Fund, Inc.               daily net assets 1996       approved
                         not in excess               July 25, 2000
                         of $750
                         million, plus
                         .30% of
                         average daily
                         net assets in
                         excess of $750
                         million

California Daily Tax     .30% per         August 30, Continuance   March 1, 1996*
Free Income Fund, Inc.   annum of         1996       approved
                         average daily               July 25, 2000
                         net assets

Connecticut Daily Tax    .30% per         August 30, Continuance   June 10, 1996*
Free Income Fund, Inc.   annum of         1996       approved
                         average daily               July 25, 2000
                         net assets

Florida Daily Municipal  .40% per         August 30, Continuance   March 1, 1996*
Income Fund              annum of         1996       approved
                         average daily               July 25, 2000
                         net assets

Georgia Daily Municipal  .40% per         June 30,   Continuance   June 8, 1998
Income Fund, Inc.        annum of         1998       approved      (approved
                         average daily               July 25, 2000 by sole
                         net assets                                shareholder)

Michigan Daily Tax       .30% per         August 30, Continuance   March 1, 1996*
Free Income Fund, Inc.   annum of         1996       approved
                         average daily               July 25, 2000
                         net assets

-----------
* In 1996, the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company was treated as a change of control of New England Investment Companies, L.P., the limited partner and owner of the 99.5% limited partnership interest in the Manager. Such a change of control resulted in the assignment and automatic termination of the investment management contracts. Therefore, shareholders were asked to approve new investment management contracts.

                                                     Description
                                                      of Board
                                                       Member
                                                       Action
                                                      Regarding
                                                       Current        Date of Last
                                                     Investment        Submission
                                                     Management        of Current
                                                      Contract         Investment
                                          Date of       Since     Management Contract
                                          Current     Beginning     for Shareholder
                            Advisory    Investment    of Fund's   Approval and Reason
                            Fee Rate    Management   Last Fiscal          for
Name of Fund                Schedule     Contract       Year           Submission
------------              ------------- ----------- ------------- --------------------
New Jersey Daily          .30% per      August 30,  Continuance   June 10, 1996*
Municipal                 annum of      1996        approved
Income Fund, Inc.         average daily             July 25, 2000
                          net assets

New York Daily Tax Free   .30% per      August 30,  Continuance   March 1, 1996*
Income Fund, Inc.         annum of      1996        approved
                          average daily             July 27, 2000
                          net assets

North Carolina Daily      .40% per      August 30,  Continuance   March 1, 1996*
Municipal                 annum of      1996        approved
Income Fund, Inc.         average daily             July 25, 2000
                          net assets

Pennsylvania Daily        .40% per      August 30,  Continuance   March 1, 1996*
Municipal                 annum of      1996        approved
Income Fund               average daily             July 25, 2000
                          net assets

Virginia Daily Municipal  .40% per      October 21, Continuance   October 20, 1997
Income Fund, Inc.         annum of      1997        approved      (approved by sole
                          average daily             July 25, 2000 shareholder)
                          net assets

-----------
* In 1996, the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company was treated as a change of control of New England Investment Companies, L.P., the limited partner and owner of the 99.5% limited partnership interest in the Manager. Such a change of control resulted in the assignment and automatic termination of the investment management contracts. Therefore, shareholders were asked to approve new investment management contracts.

                                                                     Appendix B

                    FORM OF INVESTMENT MANAGEMENT CONTRACT

                                  [    ] FUND
                                 (the "Fund")

                                    [     ]
                              (the "Portfolios")
                              New York, New York

       , 2000

Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York 10022

Gentlemen:

  We herewith confirm our agreement with you as follows:

  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our [Articles of Incorporation/Declaration of Trust], By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors/Trustees. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

  2. (a) We hereby employ you to manage the investment and reinvestment of our assets of our [Fund/Portfolio(s)] as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

    (b) Subject to the general control of our [Board of Directors/Trustees], you will make decisions with respect to all purchases and sales of the portfolio securities of the [Fund/Portfolio(s)]s. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our [corporation/trust] itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    (c) You will report to our Board of [Directors/Trustees] at each meeting thereof all changes in our portfolios since your prior report, and will also keep us in touch with important developments affecting our portfolios and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolios, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of [Directors/Trusteees] as well as the limitations imposed by our [Articles of Incorporation/Declaration of Trust] and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

    (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

    (e) You or your affiliates will also furnish us, at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

  3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us, (c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us,

(g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our existence as a [corporation/trust], (j) compensation, including [directors'/trustees'] fees, of any of our [directors/trustees], officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing clerical, accounting supervision and other office services to us as we may request, (k) costs of stockholder services including, charges and expenses of persons providing confirmations of transactions in our shares, periodic statements to stockholders, and recordkeeping and stockholders' services, (l) costs of stockholders' reports, proxy solicitations, and [corporate/trust] meetings,
(m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying such shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of such shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing, printing and delivering our prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts, (o) payment of the fees and expenses provided for herein, under the Administrative Services Agreement and, with respect to the [Class A Shares] of each [Fund/Portfolio] only, pursuant to the Shareholder Servicing Agreement and Distribution Agreement, and (p) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the Act. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which the annual operating expenses for each [Fund/Portfolio] (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the shares for such [Fund/Portfolio] are qualified for sale.

  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

  5. In consideration of the foregoing the [Fund/Portfolios] will pay you a fee at the annual rate of [ ] of average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of our shares, or for making servicing payments to organizations whose customers or clients are our shareholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the same time as we pay you.

  6. This Agreement will become effective on the date hereof and shall
continue in effect until       and thereafter for successive twelve-month
periods (computed from each ), provided that such continuation is specifically approved at least annually by our Board of [Directors/Trustees] or by a majority vote of the holders of the outstanding voting securities of each respective [Fund/Portfolio] voting separately, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as [directors/trustees] of the [corporation/trust], interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. With respect to each [Fund/Portfolio], this Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the outstanding voting securities of each respective [Fund/Portfolio] voting separately, as defined in the 1940 Act and the rules thereunder, or (ii) by a vote of a majority of our entire [Board of Directors/Trustees], on sixty days' written notice to you, or by you on sixty days' written notice to us.

  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                          Very truly yours,

                                          [FUND]

                                          By: _________________________________
                                            Name:
                                            Title:


ACCEPTED:      , 2000

REICH & TANG ASSET MANAGEMENT L.P.

By: REICH & TANG ASSET
  MANAGEMENT, INC.,
  General Partner


By: ____________________________________
  Name:
  Title:

                                                                     Appendix C

               CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE MANAGER

  The Manager acts as investment adviser or sub-adviser to the following other mutual funds that have investment objectives similar to the Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                                                                                     Manager's Relationship
Other Fund(s) with        Net Assets of Other                                           to Fund (Manager
Similar Objectives       Funds at June 30, 2000             Fee Rate/1/                 or Sub-Adviser)
------------------       ---------------------- ------------------------------------ ----------------------
Burnham Investors Trust      $  211,859,545     .15% per annum of average daily net       Sub-Adviser
                                                assets

Cortland Trust, Inc.          2,307,202,110     0.80% of the first $500 million of        Manager
                                                the Trust's average daily net
                                                assets, 0.775% of the average daily
                                                net assets of the Trust in excess of
                                                $500 million but less than $1
                                                billion, 0.75% of the average daily
                                                net assets of the Trust in excess of
                                                $1 billion but less than $1.5
                                                billion, plus 0.725% of the Trust's
                                                average daily net assets in excess
                                                of $1.5 billion.

Institutional Daily           1,356,847,939     .12% per annum of average daily net       Manager
Income Fund                                     assets

Pax World Money Market          125,687,035     .15% per annum of average daily net       Sub-Adviser
Fund, Inc.                                      assets

Short Term Income Fund,       1,259,022,443     .30% of average daily net assets not      Manager
Inc.                                            in excess of $750 million, plus .29%
Money Market Portfolio                          of average daily net assets in
                                                excess of $750 million but not in
                                                excess of $1 billion, plus .28% of
                                                such assets in excess of $1 billion
                                                but not in excess of $1.5 billion,
                                                plus .27% of such assets in excess
                                                of $1.5 billion

/1/No fee waivers or reductions in place.
----

                                                                                     Manager's Relationship
Other Fund(s) with        Net Assets of Other                                           to Fund (Manager
Similar Objectives       Funds at June 30, 2000             Fee Rate/1/                 or Sub-Adviser)
------------------       ---------------------- ------------------------------------ ----------------------
Short Term Income Fund,      $  615,730,987     .275% of average daily net assets         Manager
Inc.                                            not in excess of $250 million, plus
U.S. Government                                 .25% of such assets in excess of
Portfolio                                       $250 million

Tax Exempt Proceeds             208,002,982     .40% per annum of average daily net       Manager
Fund, Inc.                                      assets up to $250 million; .35% per
                                                annum of average daily net assets
                                                between $250 million and $500
                                                million; and .30% per annum of
                                                average daily net assets over $500
                                                million.

The Valiant Fund              1,004,730,241     .06% of the first $500 million of         Sub-Adviser
                                                the Fund's average daily net assets,
                                                plus .05% of average daily net
                                                assets in excess of $500 million but
                                                less than $1 billion, plus .04% of
                                                such assets in excess of $1 billion
                                                but less than $1.5 billion, plus
                                                .035% of such assets in excess of $2
                                                billion

-------
/1/No fee waivers or reductions in place.

                                                                      Appendix D

                                                                                Distribution and
                                                                              Shareholder Servicing
                          Management Management Administrative Administrative   (12b-1) Fees Paid
                           Fee Paid  Fee Waived  Fees Paid to  Fees Waived by     to Manager's
      Name of Fund        to Manager by Manager    Manager        Manager          Affiliates
      ------------        ---------- ---------- -------------- -------------- ---------------------
Daily Tax Free Income     $2,087,052        0     $1,348,557             0    $942,547 (with
Fund, Inc.                                                                    respect to the Class
                                                                              A shares only)

California Daily Tax      $  869,936        0     $  608,955             0    $450,071 (with
Free Income Fund, Inc.                                                        respect to the Class
                                                                              A shares only)

Connecticut Daily Tax     $  520,876        0     $  364,613             0    $261,229 (with
Free Income Fund, Inc.                                                        respect to the Class
                                                                              A shares only)

Florida Daily Municipal   $  375,213  $84,262     $  196,987      $187,607    $161,198 (with
Income Fund                                                                   respect to the Class
                                                                              A shares only)

Georgia Daily Municipal   $   13,426  $13,426     $    7,049      $  7,049    $8,205 (with respect
Income Fund, Inc.                                                             to the Class A
                                                                              shares only)

Michigan Daily Tax Free   $   61,712  $30,856     $   43,199      $ 43,199    $41,142 (with
Income Fund, Inc.                                                             respect to the Class
                                                                              A shares only)

New Jersey Daily          $  488,550        0     $  341,985             0    $292,760 (with
Municipal Income Fund,                                                        respect to the Class
Inc.                                                                          A shares only)

New York Daily Tax Free   $1,368,074        0     $  957,652             0    $903,834 (with
Income Fund, Inc.                                                             respect to the Class
                                                                              A shares only)

North Carolina Daily      $1,020,511        0     $  535,768      $256,446    $637,819 (with
Municipal Income Fund,                                                        respect to the Class
Inc.                                                                          A shares only)

Pennsylvania Daily        $   64,106  $64,106     $   33,656      $ 33,656    $37,232 (with
Municipal Income Fund                                                         respect to the Class
                                                                              A shares only)

Virginia Daily Municipal  $   12,932  $12,932     $    6,790      $  6,790    $1,680 (with respect
Income Fund, Inc.                                                             to the Class A
                                                                              shares only)

                                                                     Appendix E

Shares Outstanding

  The number of shares of each Fund outstanding as of July 31, 2000 was as follows:

Name of Fund                                                    Number of Shares
------------                                                    ----------------
Daily Tax Free Income Fund, Inc. ..............................   608,932,831
California Daily Tax Free Income Fund, Inc. ...................   425,139,854
Connecticut Daily Tax Free Income Fund, Inc. ..................   219,038,495
Florida Daily Municipal Income Fund............................    93,086,585
Georgia Daily Municipal Income Fund, Inc. .....................    13,225,516
Michigan Daily Tax Free Income Fund, Inc. .....................    12,496,053
New Jersey Daily Municipal Income Fund, Inc. ..................   163,664,949
New York Daily Tax Free Income Fund, Inc. .....................   435,938,640
North Carolina Daily Municipal Income Fund, Inc. ..............   250,286,319
Pennsylvania Daily Municipal Income Fund.......................     7,122,051
Virginia Daily Municipal Income Fund, Inc. ....................     3,855,176

Ownership of Shares

  As of July 31, 2000, each Fund believes that its Board Members and officers, as a group, owned less than one percent of the shares of each such Fund. As of July 31, 2000, the following Funds believe that no person beneficially owned 5% or more of the shares of such Funds:

  Daily Tax Free Income Fund, Inc.
  California Daily Tax Free Income Fund, Inc.
  Florida Daily Municipal Income Fund
  New Jersey Daily Municipal Income Fund, Inc.
  New York Daily Tax Free Income Fund, Inc.
  North Carolina Daily Municipal Income Fund, Inc.

  As of July 31, 2000, the following persons owned beneficially 5% or more of the shares of each of the Funds:

                                                         Shares    Percentage of
                                                      Beneficially  Outstanding
Name and Address                                         Owned     Shares Owned
----------------                                      ------------ -------------
Connecticut Daily Tax Free Income Fund, Inc.

Dawson Giammalva Capital Management
354 Piquot Avenue
Southport, CT 06490..................................  31,494,152      14.38%

Morgan Stanley Dean Witter
As Agent
1251 Avenue of the Americas
New York, NY 10020...................................  27,713,880      12.65%

                                                         Shares    Percentage of
                                                      Beneficially  Outstanding
Name and Address                                         Owned     Shares Owned
----------------                                      ------------ -------------
Georgia Daily Municipal Income Fund, Inc.

Interstate/Wachovia
As Agent
2500 Windy Ridge Parkway, Suite 200
Atlanta, GA 30339....................................  2,155,102       16.29%

Interstate/Wachovia
As Agent
2500 Windy Ridge Parkway, Suite 200
Atlanta, GA 30339....................................  1,657,426       12.53%

Interstate/Wachovia
As Agent
2500 Windy Ridge Parkway, Suite 200
Atlanta, GA 30339....................................  1,388,984       10.50%

Interstate/Wachovia
As Agent
2500 Windy Ridge Parkway, Suite 200
Atlanta, GA 30339....................................    702,293        5.31%

Michigan Daily Tax Free Income Fund, Inc.

Shirley Young
771 Fisher Road
Grosse Pointe, MI 48230-1203.........................  1,741,910       13.94%

David & Kathleen Zmyslowski
971 So. Oxford Road
Grosse Pointe Woods, MI 48236-1864...................    668,240        5.35%

Pennsylvania Daily Municipal Income Fund

Lewco Securities
As Agent
34 Exchange Place - 4th Floor
Jersey City, NJ 07311................................    795,552       11.17%

Cumberland Brokerage Corp.
As Agent
614 Landis Avenue
Vineland, NJ 08360...................................    372,675        5.23%

                                                         Shares    Percentage of
                                                      Beneficially  Outstanding
Name and Address                                         Owned     Shares Owned
----------------                                      ------------ -------------

Virginia Daily Municipal Income Fund, Inc.

Reich & Tang Asset Management, L.P.
600 Fifth Avenue
New York, NY 10020...................................  3,272,353       84.88%*

Morgan Stanley Dean Witter
As Agent
151 Avenue of the Americas
New York, NY 10020...................................    354,650        9.20%

-----------
* Entity owned 25% or more of the outstanding shares of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act.

MULTIPX00

600 FIFTH AVENUE
NEW YORK, NEW YORK 10020






                         PLEASE VOTE YOUR PROXY TODAY

       Prompt response will save the expense of additional solicitations

CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.

1.  VOTE BY MAIL: Sign and date your proxy card and return it in the enclosed
    ------------
    postage paid envelope. NOTE: Your proxy is not valid unless it is signed.
                                 -------------------------------------------

2.  VOTE BY TOUCH-TONE PHONE: Dial 1-800-690-6903, enter the CONTROL NUMBER
    ------------------------
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                                                                 -----------
    TOLL-FREE. If you received more than one proxy card, you can vote each card
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    during the call. Each card has a different control number.

3.  VOTE VIA THE INTERNET: Log on to www.proxyvote.com, enter your CONTROL
    ---------------------
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    screen. If you received more than one proxy card, you may vote them all
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                              VOTE TODAY BY MAIL,
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     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES
            JOINT SPECIAL MEETING OF SHAREHOLDERS--October 10, 2000

  THE UNDERSIGNED SHAREHOLDER OF DAILY TAX FREE INCOME FUND, INC., CALIFORNIA DAILY TAX FREE INCOME FUND, INC., CONNECTICUT DAILY TAX FREE INCOME FUND, INC., FLORIDA DAILY MUNICIPAL INCOME FUND, GEORGIA DAILY MUNICIPAL INCOME FUND, INC., MICHIGAN DAILY TAX FREE INCOME FUND, INC., NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC., NEW YORK DAILY TAX FREE FUND, INC., NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC., PENNSYLVANIA DAILY MUNICIPAL INCOME FUND, AND VIRGINIA DAILY MUNICIPAL INCOME FUND, INC. (INDIVIDUALLY, A "FUND" AND COLLECTIVELY, THE "FUNDS") HEREBY APPOINTS RICHARD DE SANCTIS AND BERNADETTE N. FINN, AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF COMMON STOCK OF EACH FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON AUGUST 15, 2000 AT THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS TO BE HELD AT THE OFFICES OF THE FUND AT 600 FIFTH AVENUE, NEW YORK, NY 10020 AT 9:00 A.M. ON OCTOBER 10, 2000, AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSALS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS/TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]              REICH1      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------------------
                                                                                (DETACH HERE AND RETURN THIS PORTION ONLY)
                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
--------------------------------------------------------------------------------------------------------------------------
BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS
MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER
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COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE ON PROPOSALS                                                                                  FOR   AGAINST   ABSTAIN

1. TO APPROVE A NEW INVESTMENT MANAGEMENT CONTRACT FOR YOUR FUND                                   [_]      [_]       [_]

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF EACH FUND
   FOR ITS CURRENT FISCAL YEAR                                                                     [_]      [_]       [_]

PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED
ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS
SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.



--------------------------------------------             -------------------------------------
SIGNATURE (PLEASE SIGN WITHIN BOX)  DATE                 SIGNATURE (JOINT OWNERS)   DATE